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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported) - February 18, 2005


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)





             TEXAS                     1-12833                 75-2669310

 (State or other jurisdiction       (Commission File       (I.R.S. Employer
      of incorporation)                 Number)           Identification No.)


       Registrant's telephone number, including Area Code - (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

TXU Deferred Compensation Plan for Outside Directors
----------------------------------------------------

On February 18, 2005, the Board of Directors of TXU Corp. (the "Company") amended the TXU Deferred Compensation Plan for Outside Directors (the "Plan"). Under the terms of the Plan, outside directors (i.e. directors who are not current or former officers or employees of the Company or any of its subsidiaries) may elect to defer, in increments of 25%, all or a portion of their annual Board retainer. Prior to the amendment, the Plan provided for the Company to match all amounts deferred on the basis of $1.50 for each $1.00 deferred. The amendment, in part, provides that the Company will no longer match deferred amounts under the Plan effective July 1, 2005. In addition, the amendment provides that outside directors may defer equity awards. Other than the amendments described herein, the Plan remains in full force and effect in all material respects.

Board of Director Fees
----------------------

On February 18, 2005, the Board of Directors also determined that each outside director would receive the following compensation for his/her service as a director effective July 1, 2005:

       .  An annual fee of $45,000 per year payable quarterly in advance;

       . An annual fee of $5,000 for service on the Audit Committee as a non-chair member and an annual fee of $10,000 for service on the Audit Committee as its chair;

       . An annual fee of $5,000 for service on the Nuclear Committee as a non-chair member and an annual fee of $10,000 for service on the Nuclear Committee as its chair;

       . An annual fee of $5,000 for service as the chair of any other Board committee;

       .  A fee of $1,500 for each meeting of the Board attended;

       . A fee of $1,250 for each meeting of each committee of the Board attended;

       .  An annual grant of restricted stock units with a value of $60,000;
          and

       . An additional annual fee of $10,000 for a director's service as Lead Independent Director of the Board.

ITEM 1.02.    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On February 18, 2005, the Board of Directors of the Company terminated the TXU Annual Incentive Plan (the "AIP"). The AIP provided for payment to certain officers of annual cash incentive awards based on the attainment of corporate, business unit and individual performance metrics determined by the Organization and Compensation Committee of the Board and/or the Company's senior management. In terminating the AIP, the Board directed the Company to implement a replacement annual incentive plan which has not yet been finalized.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the following registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TXU CORP.



                                    By:   /s/ Stan Szlauderbach
                                        ---------------------------------
                                    Name:     Stan Szlauderbach
                                    Title:    Senior Vice President
                                              and Controller






Dated:  February 25, 2005





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